Transamerica Advisors Life Insurance Company of New York
Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

May 31, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity – Registration No. 333-98283

ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended March 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

The American Century Equity Income Fund, SEC File No.: 811-07820

The American Funds - EuroPacific Growth Fund, SEC File No.: 811-03734

BlackRock Value Opportunities Fund, Inc., SEC File No.: 811-02809

PIMCO Funds: Pacific Investment Management Series

CommodityRealReturn Strategy Fund, SEC File No.: 811-05028

Low Duration Fund, SEC File No.: 811-05028

Real Return Fund, SEC File No.: 811-05028

Total Return Fund, SEC File No.: 811-05028

Van Kampen Mid Cap Growth Fund, SEC File No.: 811-04805

Semi-Annual Report Mailings:

BlackRock Total Return Fund, SEC File No.: 811-02857

BlackRock High Income Fund, SEC File No.: 811-02857

BlackRock Government Income Portfolio, SEC File No.: 811-22061

Oppenheimer Global Fund, SEC File No.: 811-01810

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith
Darin Smith General Counsel